                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 30, 2002
                                                -------------------

                          AK STEEL HOLDING CORPORATION
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                 File No. 1-13696                31-1401455
---------------          ------------------------         -----------------
(State or other          (Commission file number)           (IRS employer
jurisdiction of                                             identification
incorporation)                                              number)


   703 Curtis Street, Middletown, Ohio                         45043
----------------------------------------                   -------------
(Address of principal executive offices)                    (Zip code)


        Registrant's telephone number, including area code:513-425-5000
                                                           ------------


                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On August 30, 2002, AK Steel Corporation announced that its board of directors had declared a dividend of $3.625 per share on its Series B $3.625 Cumulative Convertible Preferred Stock, payable September 30, 2002, to shareholders of record on September 13, 2002.

         The board of directors also approved the redemption on September 30, 2002, of all outstanding shares of its Series B $3.625 Cumulative Convertible Preferred Stock.

Item 7.  Exhibit.
         -------

          (a)    Financial Statements of business acquired:

                 Not applicable.

          (b)    Pro Forma financial information:

                 Not applicable.

          (c)    Exhibit:


                 99   Press Release dated August 30, 2002



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AK STEEL HOLDING CORPORATION


                                       /s/   Brenda S. Harmon
                                             ----------------------------
                                             Brenda S. Harmon
                                             Secretary

Dated:  August 30, 2002




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.       Description
-----------       -----------

99               Press Release dated August 30, 2002